UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701

(Address of principal executive offices)

(+65) 6518-9385

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPAQ	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Society Pass Incorporated (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2026 (the “Original Form 8-K”) solely to correct a disclosure error in Item 5.02. The Original Form 8-K incorrectly stated that Mark Carrington, Michael Freed, and Vincent Puccio had resigned from the Board of Directors. This Amendment No. 1 corrects that error to reflect that Mark Carrington, Michael Freed, and Vincent Puccio have not formally resigned from the Board. No other changes have been made to the Original Form 8-K.

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On September 8, 2026, Jeremy Rosenthal resigned from his position as a member of the Board of Directors (the “Board”) of Society Pass Incorporated (the “Company”), effective immediately. Mr. Rosenthal’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On September 11, 2026, Michael Dunn and Travis Washko resigned from each of their positions as members of the Board, effective immediately.

The resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Resignation of Chief Executive Officer and Chief Financial Officer

On September 15, 2026, Ray Liang, the Company’s Chief Executive Officer, resigned from his position as Chief Executive Officer of the Company, effective September 30, 2026.

Mr. Liang’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

On September 15, 2026, Tan Yee Siong, the Company’s Chief Financial Officer, resigned from his position as Chief Financial Officer of the Company, effective September 30, 2026.

Mr. Tan’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

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Society Pass Incorporated

	By:	/s/ Raynauld Liang
	Name:	Raynauld Liang
	Title:	Chief Executive Officer

Date: September 30, 2026

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